SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 4, 2015 (February 11, 2015)

Date of Report (Date of earliest event reported)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

201 W. North River Drive

Suite 100

Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and restates the Item 5.02(e) disclosure included in the Form 8-K that we filed on February 18, 2015 in order to correct the dollar amounts and time of grant of the restricted stock units disclosed in subparagraph (iii) of the original filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 11, 2015, the Compensation Committee of our board of directors approved the following:

(i)	The annual base salaries of our executive officers were increased, effective February 27, 2015, to the respective amounts shown in the following table:

Executive	Annual Base Salary
Gregory T. Mount	$433,333
James A. Bell	303,077
William J. Linehan	291,500
Thomas L. McKeirnan	265,974
Harry Sladich	242,310

(ii)	The executive officers were awarded the following bonuses for performance in 2014 under our Executive Officer’s Incentive Pay Plan:

Executive	Bonus Amount
Gregory T. Mount	$162,500
James A. Bell	114,000
William J. Linehan	110,000
Thomas L. McKeirnan	92,700
Harry Sladich	90,000

The bonuses will be paid on or about February 27, 2015

(iii)	The executive officers will be granted restricted stock units (RSUs) under our 2006 Stock Incentive Plan (the “Plan”) covering shares of our common stock having a total grant date value equal to the respective amounts shown in the following table:

Executive	Value of Stock Underlying RSUs
Gregory T. Mount	$243,750
James A. Bell	171,000
William J. Linehan	165,000
Thomas L. McKeirnan	139,050
Harry Sladich	135,000

The RSUs will be granted on March 2, 2015, based on the closing price of our common stock on February 27, 2015. The number of shares subject to each RSU will be rounded to the nearest whole number. The RSUs will, subject to continued employment, vest 25% on each anniversary of the date of grant.

(iv)	The severance provisions under Mr. Mount’s employment agreement will be amended, effective February 27, 2015, so that if, within one year after a change of control, he is involuntarily terminated without cause or voluntarily terminates on account of a constructive termination, he will be entitled to the following:

•	A lump-sum severance payment equal to 150% of his then base salary plus 150% of his target incentive bonus for the year of termination

•	An additional lump-sum severance payment equal to 150% of his target incentive bonus for the year of termination prorated for the number of days elapsed in the year of termination

•	Accelerated vesting of any awards he holds under the Plan or any successor plan

The employment agreement of each other executive officer will be amended to provide the same severance benefits, except that the lump-sum severance payments will be based on 100% rather than 150% of base salaries and target incentive bonuses.

The foregoing is a summary of the matters approved by the Compensation Committee. In the event of any difference between this summary and the actual terms of the documents that implement these matters, the provisions of those documents will control.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 4, 2015	RED LION HOTELS CORPORATION

	By:	/s/ Thomas L. McKeirnan
Thomas L. McKeirnan
Executive Vice President, General Counsel and Secretary

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